RENEWAL REVOLVING CREDIT NOTE

Atlanta, Georgia
$25,000,000

                                                                   JULY 19, 1994

      FOR VALUE RECEIVED, the undersigned, L. LURIA & SON, INC. (the
"Company"), hereby promises to pay to the order of NATIONSBANK OF FLORIDA, N.A. (the "Payee"), on May 30, 1995, at a location designated by the Payee, in lawful money of the United States, and in immediately available funds, the principal sum of Twenty-Five Million Dollars ($25,000,000), or the aggregate unpaid principal amount outstanding of all Revolving Credit Loans made by the Payee to the Company pursuant to the Agreement (defined below), whichever is less, and, prior to the maturity, to pay interest from the date hereof on said principal sum, or the outstanding balance thereof, whichever is less, in like money and funds, at said office, at the times provided in said Agreement, and on the date of maturity of this Note, at the Applicable Rate. Overdue principal, and to the extent allowed by law, overdue interest, shall bear interest, payable on demand, at the Post-Default Rate.

      The Payee has been authorized by the Company to endorse on the schedule attached to this Note the amount and date of each Revolving Credit Loan made by the Payee, whether such Loan is a Base Rate Loan, or a Libor Rate Loan, the actual rate of interest applicable to such Loan or the method of determining the same, the Interest Period (if applicable) for each such Loan, and the date and amount of each payment of principal thereof received by the Payee, provided that the failure by the Payee to make any such endorsement shall not affect the obligation of the Company hereunder.

      This Note is the Renewal Note referred to in and entitled to the benefits of the Second amendment to Loan Agreement Renewal Agreement dated July 19, 1994, and the original Loan Agreement dated as of January 15, 1991, between the Company and the Payee, as from time to time amended (the "Agreement"). Unless otherwise specifically defined herein, any term used herein that is defined in the Agreement shall have the same meaning when used herein.

      Upon the occurrence of an Event of Default, the principal hereof and accrued interest hereon may become, or may be declared to be, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

      Time is of the essence with respect to all of the obligations of the Company hereunder, and in case this Note is collected by law or through an attorney at law, the Company agrees to pay all costs and expenses actually incurred by Payee in the collection of this Note, including reasonable attorney's fees, provided the Payee is the prevailing party in any such case.

       The Company may at its option pay all of any part of the principal of this Note before maturity but only upon the terms provided in the Agreement.

       The undersigned hereby waives presentment, demand, notice of dishonor, protest, and all other notices whatever.

       THE COMPANY HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ENFORCING OR DEFENDING ANY RIGHTS UNDER THIS NOTE.

       Given under the hand and seal of the undersigned by its officers duly authorized.

                                            L. LURIA & SON, INC.

                                            By: /s/ Peter Luria
                                                -----------------
                                            Title: President

STATE OF NEW YORK

COUNTY OF NEW YORK


       I HEREBY CERTIFY that this day, before me, an officer duly authorized in the State and County listed above to take acknowledgements, personally appeared PETER LURIA, known to me to be the person described in and who executed the foregoing instrument or who produced _____________ as identification and who acknowledged before me in this State of New York, County of New York that he executed same.

       This acknowledgement is given for the sole purposes of verifying the identity of the party who signed the foregoing instrument and the place of its signing, and not as an indorser, co-maker, guarantor or accommodation party of any type, and without any liability on the part of the Notary with regard to the obligations of the foregoing instrument.

       WITNESS my hand and official seal this 19th day of July, 1994.

                                                /s/ Roslyn Friedman
                                                ---------------------
                                                Notary Public
[Seal]

                                ROSLYN FRIEDMAN
                        Notary Public, State of New York
                                                          My commission expires:
                                No. 24-4772534
                           Qualified in Kings County
                        Commission Expires May 31, 1996